SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2005 (September 29, 2004)

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12957	22-2372868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

685 Route 202/206, Bridgewater, New Jersey 08807

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code: (908) 541-8600

______________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Enzon Pharmaceuticals, Inc. hereby amends its Form 8-K filed on September 29, 2004 to disclose the committees of the Board of Directors to which Jeffrey H. Buchalter has been appointed. The remainder of the Form 8-K is unchanged.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously reported on the Current Report on Form 8-K, filed September 29, 2004, the Board of Directors of Enzon Pharmaceuticals Inc. elected Jeffrey H. Buchalter to its Board of Directors. On February 2, 2005, the Board of Directors appointed Mr. Buchalter’s to serve as Chair of the Executive Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2005

By:	/s/ Kenneth J. Zuerblis
Kenneth J. Zuerblis
Vice President, Finance and
Chief Financial Office